Notes Payable	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Notes Payable
5.	Notes Payable

On August 1, 2013, the Company formalized amounts due to two former employees and a former director of CBI by issuing three non-interest bearing promissory notes. The two employee notes totaling approximately $62,000 were due on November 1, 2013. Interest began accruing at 18% per annum on the unpaid principal on November 1, 2013, in accordance with the specified terms. On January 31, 2014, the Company extended the two former employee notes to March 31, 2014 while adding accrued interest through January 31, 2014 and an additional $3,000 to the principal balance of each. Additional extensions were entered into in May 2014 to extend the maturity to July 12, 2014, which includes additional principal of approximately $9,000 each along with accrued and unpaid interest through May 13, 2014. On July 10, 2014, a partial payment of $57,000 was made by the Company and the maturity was extended to December 31, 2014, with an interest rate of 9% per annum effective July 10, 2014. The notes balances, including accrued interest, were paid in full in December 2014.

The former director non-interest bearing note of approximately $6,000 was due the later of five days following the date on which the Company has raised $1 million, or November 1, 2013. Interest began accruing at a rate of 5% per annum on November 1, 2013 in accordance with the specified terms. The former director note and the related accrued interest were paid in full on July 2, 2014.